                               FIRST AMENDMENT TO
                          RECIPROCAL SERVICES AGREEMENT

     THIS FIRST AMENDMENT TO RECIPROCAL SERVICES AGREEMENT (this "Agreement") is made and entered into effective as of May 1, 1998, between Affiliated Computer Services, Inc., a Delaware corporation ("ACS"), and Precept Business Services, Inc., formerly known as Precept Business Products, Inc., a Texas corporation ("Precept"). This Agreement is to amend certain terms and provisions of the Reciprocal Services Agreement dated June 30, 1994 between ACS and Precept (the "Original Amendment"). Except as expressly amended by this Agreement, the Original Agreement shall continue in full force and effect.

1. Section 1 of the Original Agreement is hereby deleted in its entirety, and the following shall be substituted in lieu thereof:

          SERVICES PROVIDED BY PRECEPT TO ACS

          During the term of this Agreement, Precept shall be ACS' exclusive provider of the goods and services described in the following schedules attached hereto. This includes both existing and future
          ACS operations and/or subsidiaries; provided, that in the event that ACS hereafter acquires a subsidiary or operation, Precept shall begin to provide said goods and services after a reasonable period of time to permit a non-disruptive transition. This Agreement shall not apply to any subsidiary or operation which ceases to be an operation or subsidiary of ACS. Further, if Precept does not elect to provide certain services or goods, ACS may acquire same from another vendor.

          Schedule A - Forms, Business Products and Printing Services

          Schedule B - Courier Services

          Schedule C - Corporate Transportation Services

2.   Section 3 of the Agreement is hereby modified and amended as follows:

          TERM OF AGREEMENT

          The term of the Original Agreement is hereby extended and shall continue until April 30, 2005 unless earlier terminated in accordance with the terms and provisions of this Agreement. Thereafter, the term shall automatically renew for successive annual periods on each anniversary date unless either party notifies the other party, at least six (6) months prior to any such anniversary date, that it will not renew the term at the end of the then-current annual term. However, ACS may terminate this Agreement at any time prior to April 30, 2005 provided it notifies Precept of such termination at least six (6) months prior to June 30th of any year during the term of this Agreement.

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3.   Section 7 of the Original Agreement is hereby deleted.

          Entered into effective as of the date first written above.


AFFILIATED COMPUTER SERVICES, INC.

By: /s/ Mark King
    ------------------------------
    Mark King
    ------------------------------
    (Type or Print Name)

Title: EVP & CFO
      ----------------------------


PRECEPT BUSINESS SERVICES, INC.

By: /s/ David L. Neely
    ------------------------------
    David L. Neely
    ------------------------------
    (Type or Print Name)

Title: Chairman & CEO
      ----------------------------

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                                   SCHEDULE A

                FORMS, BUSINESS PRODUCTS AND PRINTING SERVICES

SERVICES:

     - Provide and manage all forms and printing requirements where reasonably practicable, as reasonably determined by ACS.
     - Management of vendors and ordering/supply process
     - Provide all office and data processing supplies
     - Provide all advertising specialty products

CHARGES:

     Prices will be at or below standard prices offered to all Precept customers, giving consideration to factors such as order quantity, availability and product specifications.

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                                   SCHEDULE B

                                COURIER SERVICES

SERVICES:

     - On-call courier services in locations serviced by Precept courier companies.

CHARGES:

     - Standard charges for courier services less a 10% discount.

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                                   SCHEDULE C

                           CORPORATE TRANSPORTATION

SERVICES:

     - Corporate limousine and towncar transportation services nationwide, as provided by Precept Transportation Services, L.L.C.

CHARGES:

     - Standard rates for limousine and sedan services less a 10% discount.